UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2025

Date of Report (Date of earliest event reported)

WELLGISTICS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42530	93-3264234
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive

Suite 950

Tampa, FL 33607

(Address of principal executive officers) (Zip Code)

(844) 203-6092

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	WGRX	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 1.01 Entry into a Material Definitive Agreement.

On February 20, 2025, Wellgistics Health, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Craft Capital Management LLC, as representative of the underwriters listed on Schedule 1 thereto (the “Underwriters”), relating to the Company’s initial public offering (the “Offering”) of 888,889 shares of common stock, par value $0.0001 per share (the “Common Stock”) at a public offering price of $4.50 per share, generating gross proceeds of $4,000,000.

The shares of Common Stock were offered and sold pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-280945), originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 22, 2024, and later amended (as amended, the “Registration Statement”). The Registration Statement was declared effective by the Commission on February 14, 2025. The closing of the Offering took place on February 24, 2025. A final prospectus describing the terms of the offering was filed with the Commission on February 21, 2025, and is available on the Commission’s website located at http://www.sec.gov.

The Company’s Common Stock commenced trading on the Nasdaq Capital Market LLC on February 21, 2025, under the symbol “WGRX”. The sale of shares of Common Stock in the Offering generated net proceeds to the Company of approximately $ 3.1 million, after deducting underwriting discounts and commissions and other estimated offering expenses. The Company intends to use the net proceeds from the offering to increase its capitalization, provide financial flexibility, and enhance visibility into the marketplace as well as to create a public market for the Common Stock and for general corporate purposes, including establishing working capital, funding marketing initiatives, and facilitating capital expenditures.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties, and termination provisions. The representations, warranties, and covenants contained in the Underwriting Agreement were made only for purposes of such agreement, as of specific dates set forth therein, in the context of all of the terms and conditions thereof and of the specific relationship between the parties thereto, and solely for the benefit of such parties. The Company previously filed the form of the Underwriting Agreement as an exhibit to the Registration Statement. The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the final, executed Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Regulation FD Disclosure.

On February 21, 2025, the Company issued a press release announcing the pricing of the Offering. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On February 24, 2025, the Company issued a press release announcing the closing of the Offering. The press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The corporate press releases shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section 18. The information in this Item 8.01, as well as Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

The press releases contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the press releases include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects and potential financial performance. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including an extensive discussion of these risks in the Company’s Registration Statement on Form S-1, declared effective by the SEC on February 14, 2025. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1*	Underwriting Agreement, dated February 20, 2025, between the Company and Craft Capital Management LLC
99.1	Press Release of the Company, dated February 21, 2024
99.2	Press Release of the Company, dated February 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellgistics Health, Inc.

Dated: February 26, 2025	By:	/s/ Vishnu Balu
Vishnu Balu
Chief Financial Officer